                                                           [LOGO] PIONEER
                                                                  INVESTMENTS(R)

PIONEER VARIABLE CONTRACTS TRUST

PIONEER FUND VCT PORTFOLIO--CLASS II SHARES
PIONEER EQUITY-INCOME VCT PORTFOLIO--CLASS II SHARES
PIONEER EUROPE VCT PORTFOLIO--CLASS II SHARES

                                                               SEMIANNUAL REPORT

                                                                   JUNE 30, 2001

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Fund VCT Portfolio

      Portfolio and Performance Update                                         1

      Portfolio Management Discussion                                          2

      Schedule of Investments                                                  8

      Financial Statements                                                    16

      Notes to Financial Statements                                           28

Pioneer Equity-Income VCT Portfolio

      Portfolio and Performance Update                                         4

      Portfolio Management Discussion                                          5

      Schedule of Investments                                                 12

      Financial Statements                                                    17

      Notes to Financial Statements                                           28

Pioneer Europe VCT Portfolio

      Portfolio and Performance Update                                         6

      Portfolio Management Discussion                                          7

      Schedule of Investments                                                 14

      Financial Statements                                                    18

      Notes to Financial Statements                                           28

PIONEER FUND VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                                         91.0%
Depositary Receipts for International Stocks                                5.1%
International Common Stocks                                                 2.1%
Short-Term Cash Equivalents                                                 1.8%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Technology                                                                   21%
Financials                                                                   15%
Consumer Cyclicals                                                           13%
Consumer Staples                                                             10%
Health Care                                                                  10%
Energy                                                                        8%
Communication Services                                                        8%
Capital Goods                                                                 7%
Transportation                                                                3%
Basic Materials                                                               3%
Utilities                                                                     2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. IBM Corp.                                                               2.49%
2. Schering Plough Corp.                                                   2.46
3. Verizon Communications, Inc.                                            2.37
4. SBC Communications, Inc.                                                2.35
5. Exxon Mobil Corp.                                                       1.82

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                              6/30/01   12/31/00
Net Asset Value per Share                                     $20.32     $22.65

DISTRIBUTIONS PER SHARE                INCOME       SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                   DIVIDENDS    CAPITAL GAIN    CAPITAL GAIN

                                       $0.070       $0.293          $0.722

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indices

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*
Life-of-Class                                                             -6.00%
(5/1/00)
1 Year                                                                    -8.03%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

In the following discussion John Carey, the portfolio manager for Pioneer Fund VCT Portfolio, discusses the factors that had an impact on the Portfolio's performance over the last six months.

Q: DESCRIBE THE FIRST SIX MONTHS OF 2001 IN THE STOCK MARKET, AND DISCUSS THE PERFORMANCE OF PIONEER FUND VCT PORTFOLIO DURING THE PERIOD.

A: Overall the stock market did fairly poorly during the six months ended June 30, 2001. While a rally in the second quarter helped reduce the losses from earlier in the year, both the market as a whole as measured by the Standard & Poor's 500 Index and the Portfolio showed declines. Class II shares of Pioneer Fund VCT Portfolio declined 5.48% at net asset value for the six months, and the S&P 500 lost 6.68%.

      We would attribute our outperformance of the S&P to our somewhat more conservative posture with respect to some of the growth stocks in the market. The Portfolio was also helped by some bright spots of good performance from individual stocks in a number of sectors including technology and transportation. At the same time, we had our share of stocks in technology as well as in capital goods and consumer staples that did not do well.

Q:    WHAT OPPORTUNITIES DO YOU SEE IN TODAY'S MARKET?

A: A market like the one we have seen over the past year or so is challenging for investors. Sitting tight with stocks that are going down not only tests one's patience, but also can put some doubt in one's mind about the companies of which one had formerly thought highly. It has been our long experience that it is precisely at such difficult times that one can often find the best long-term bargains in the market. We have consequently taken a very active approach during the past few months. In fact, in the second quarter we initiated ten new positions. While the near-term prospects for several of the companies are uncertain, we think that all the companies have attractive opportunities over the next few years to show earnings results, by our analysis, not reflected in their current share prices.

      Controlling risk in the portfolio is an objective whether the market is doing well or not. We control risk in a number of different ways. First of all, we emphasize high quality companies in each sector and industry. Secondly, we keep the portfolio quite diversified so that we are not exposed to excessive risk from individual stock or sector exposures. Finally, we pay a lot of attention to relative valuations, with the objective of structuring the portfolio in a conservative manner. Of course no risk control procedures are infallible, but we take every step we can to temper the volatility of the market.

Q:    CAN YOU ELABORATE ON YOUR RECENT PURCHASES IN THE PORTFOLIO?

A: Our purchases in the second quarter included stocks in several sectors. In capital goods, CATERPILLAR is well known for its construction equipment, but the company is also a premier producer of diesel engines and power-generation equipment. MINNESOTA MINING & MANUFACTURING has put together an admirably consistent record over a long period of time in the adhesives business. UNITED TECHNOLOGIES is probably best known for its aircraft engines, but it is also an early entrant in the intriguing fuel-cell engine area. Our new position in consumer cyclicals was GENERAL MOTORS, whose management shows renewed commitment to improving shareholder value at the massive, global, auto and truck manufacturer.

      In energy we purchased shares of the large oil-drilling and equipment company HALLIBURTON, which we think has prospects for growth as the world comes to terms with rising energy needs. NOVARTIS, the Swiss-based drug company, is our new name in health care, due to the attractive prospects we see for the company's pharmaceutical business and the relatively moderate valuation of the company's stock. Finally, the market sell-off gave us what we felt were rare chances to take - or in a couple cases to resume - positions in some of the premier names in the technology sector. NOKIA has without question been the most successful producer of cellular telephones in recent years. DELL COMPUTER likewise, has set the standard in the manufacture and distribution

[SIDENOTE]

On May 1, 2000 the name of Growth & Income Portfolio changed to Pioneer Fund VCT Portfolio.

      of personal computers. With respect to SUN MICROSYSTEMS and ORACLE, we had sold out of both companies' stocks, at very significant profits, in the first quarter of the year 2000. At much lower prices than those at which we sold, we have now re-purchased shares in the two companies. Both companies are oriented toward the technology needs of businesses rather than consumers and consequently have been particularly affected by the economic slowdown. But both appear to have maintained their strong industry positions and seem to us to be among the best-managed companies in the sector.

Q:    WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A: We believe that the economy will show signs of improvement by late this year or early next year, and we are optimistic for the stock market as a result. Looking ahead, we think that the interest-rate cuts and income-tax reductions will have a stimulative effect on the economy. And we see signs that some of the excessive inventories are being worked down and that companies are succeeding at rationalizing their capital plant. We are also encouraged that consumer confidence has held up reasonably well. We feel that the Portfolio is well positioned for the resumption of economic growth, and in the months ahead we shall continue making adjustments in the portfolio we hope will be productive of good investment returns. In the meantime, we are very appreciative of your support and interest.

PIONEER EQUITY-INCOME VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                                    [CHART]

U.S. Common Stocks                                      93.8%
U.S. Convertible Securities                              1.9%
Short-Term Cash Equivalents                              4.3%

                                    [CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Other                                                      4%
Utilities                                                 20%
Capital Goods                                              5%
Technology                                                 5%
Financials                                                19%
Consumer Cyclicals                                         6%
Consumer Staples                                           7%
Communication Services                                    12%
Health Care                                               11%
Energy                                                    11%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)
1.  Exxon Mobil Corp.                                   3.97%
2.  SBC Communications, Inc.                            3.72
3.  Verizon Communications, Inc.                        3.45
4.  Constellation Energy Group                          3.37
5.  Chevron Corporation                                 3.16

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                      6/30/01       12/31/00
Net Asset Value per Share                             $19.25        $21.37

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM     LONG-TERM
(12/31/00 - 6/30/01)                 DIVIDENDS      CAPITAL GAIN   CAPITAL GAIN
                                     $0.180         $   --         $1.064

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER EQUITY-INCOME VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

Net Asset Value*
Life-of-Class                                          4.38%
(9/14/99)
1 Year                                                10.27%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

In the following discussion, John Carey gives an overview of the market environment and Pioneer Equity-Income VCT Portfolio's performance over the past six months.

Q: WHAT WERE THE RESULTS FOR CLASS II SHARES OF PIONEER EQUITY-INCOME VCT PORTFOLIO FOR THE LAST SIX MONTHS, AND WHAT CONTRIBUTED TO THE RESULTS?

A: The six months ended June 30, 2001, were quite difficult ones in the stock market. Class II shares of Pioneer Equity-Income VCT Portfolio ended the period with a -4.07% return at net asset value. By comparison the unmanaged Standard & Poor's 500 Index showed a 6.68% decline. While we were disappointed that the Portfolio showed a loss, we were pleased that its results held up better than the market as a whole as measured by the S&P.

Q:    WHAT CONTRIBUTED TO THE PORTFOLIO'S OUTPERFORMANCE OF THE S&P 500 INDEX?

A: The major reasons for the Portfolio's performance relative to the S&P 500 were our significant portfolio underweighting throughout the period in the troubled technology sector and the generally conservative valuations of stocks in the portfolio. Otherwise a number of stocks stood out on the plus side, in a variety of industries. GORMAN-RUPP, a manufacturer of pumps, JOHNSON CONTROLS, a maker of automobile seats, and Old Kent Financial, the recipient of a generous tender offer from FIFTH THIRD BANCORP all did well during the period. For us, the period demonstrated the importance of diversification, emphasis on high quality at reasonable valuations and patience.

Q: WERE THERE SOME STOCKS THAT LAGGED THE REST OF THE PORTFOLIO, AND WHAT IS YOUR VIEW ON THOSE STOCKS GOING FORWARD?

A: The communication services and health care sectors were both spotty. For Pioneer Equity-Income VCT Portfolio, the major investments in communications services are the "Baby Bells," the successors to the original seven telephone companies spun out from the old AT&T at the beginning of 1984. Today only Bell South remains within its shell, that is, the business territory it had at the start. VERIZON, by contrast, represents the combination of investments our Portfolio made in Bell Atlantic, NYNEX, and the non-AT&T company GTE, all of which have merged in recent years. Similarly, SBC includes the original Bell operating companies Southwestern Bell, Ameritech, and Pacific Telesis. Former holding US West was acquired by Qwest, and because of a dramatic reduction in the dividend payment by the new controlling entity we decided to part company with it after the merger was completed last summer. We also have some shares in SPRINT and ALLTEL. We have avoided the debacles of the start-up telecommunications companies.

      With regard to health care, our positioning is similarly conservative, at least by our lights. We emphasized large pharmaceutical companies and generally kept away from volatile biotechnology, hospital-management, managed-care, and medical-products companies. Over the life of the Portfolio, some of our very best stock-price performance has come from pharmaceutical investments. The recent underperformance resulted, we think, from some specific concerns with regard to some of the companies, sector rotation in the market as shorter-term investors moved into other sectors and profit taking after the very good relative performance of pharmaceuticals in calendar year 2000. We continue to see great potential for the pharmaceutical stocks we own over the next several years. Indeed we took advantage of the weakness in the group to add one stock, ELI LILLY.

Q:    WHAT LIES AHEAD FOR THE MARKET?

A: Like everyone we watch the economic numbers. Clearly they show that things have slowed down and that investors are not altogether unjustified in thinking significant risks exist. Inventories are still out of line in some areas, and excess capacity in some industries surely exists. But is there anything really out of the ordinary about any of this? Are people correct in maintaining that "this time is different" (that is, much worse than normal), even when they were not at all correct before the slowdown in maintaining that "this time is different" (that is, much better than ever, a new paradigm)? No, we think they are just as wrong now. The business cycle can be rough. We are going through one of the periods of adjustment that we need to go through from time to time if excesses are not to become even more excessive and wrong turns by companies are not to end in total corporate destruction.

      Already, though, there are glimmers of light, we think, between the more distant trees in these woods in which we still find ourselves. Some companies are actually beginning to show results a bit better than expected. In any case, we intend to do what we always aim to do, which is to watch our investments closely, to make changes we believe indicated by their relative, long-term prospects, and otherwise sit patiently and wait. Thank you very much for your continued interest in the Portfolio.

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

                                    [CHART]

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

United Kingdom                                          24.1%
Sweden                                                   0.4%
Ireland                                                  2.8%
Finland                                                  4.1%
France                                                  19.3%
Spain                                                    5.4%
Switzerland                                              8.3%
Germany                                                 14.7%
Netherlands                                             10.0%
Italy                                                   10.9%

                                    [CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                                                27%
Utilities                                                  4%
Energy                                                    12%
Capital Goods                                              6%
Consumer Cyclicals                                         6%
Communication Services                                    12%
Technology                                                 7%
Basic Materials                                            8%
Consumer Staples                                           9%
Health Care                                                9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)
1.  Nokia OYJ                                           4.11%
2.  Vodafone Group Plc                                  3.96
3.  BNP Paribas SA                                      3.65
4.  Shell Transport & Trading Co.                       3.45
5.  BP Amoco Plc                                        3.09

PRICES AND DISTRIBUTIONS

                                                      6/30/01           1/3/01
Net Asset Value per Share                             $8.69             $10.79

DISTRIBUTIONS PER SHARE              INCOME          SHORT-TERM        LONG-TERM
(1/3/01 - 6/30/01)                   DIVIDENDS       CAPITAL GAIN      CAPITAL GAIN
                                     $0.145          $    --           $    --

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER EUROPE VCT PORTFOLIO at net asset value, compared to the growth of MSCI Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

+     Index comparison begins 1/31/01.

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*
Life-of-Class                 -18.11%
(1/3/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

European stocks fell sharply during the six months ended June 30, 2001, as investors absorbed a battery of disappointing reports about corporate earnings and economic growth. The dismal showing of the technology and telecommunications sectors as well as higher energy prices added to an air of uncertainty. In the following discussion, Riccardo Cavo, a member of the Fund's management team, discusses how these factors influenced your Portfolio's performance during the past six months.

Q:    HOW DID THE PORTFOLIO PERFORM IN THE SLOWER-GROWTH ENVIRONMENT?

A: It was a difficult time for European equities, and by extension, your Portfolio. Several of the Portfolio's predominant sectors, including technology and telecommunications, turned in negative performance for the six months. Furthermore, the euro, Europe's fragile currency, continues to test its lows. The depreciating euro takes a toll on European stock performance when gains are converted back into U.S. dollars. However, your Portfolio did benefit from investments in the basic materials, energy and consumer staples sectors, which continue to prosper despite slower economic growth. Total return for Class II shares of the Portfolio at net asset value was -18.11% for the period from inception through June 30, 2001. The MSCI Europe Index, the Portfolio's benchmark, returned -17.54% for the same period.

Q:    HOW ARE YOU POSITIONING ASSETS IN LIGHT OF WEAKER ECONOMIC GROWTH?

A: During the last few months, we've carefully invested the Portfolio's assets, paying close attention to its benchmark's structure and weightings. Our investment decisions reflect a more cautious outlook short term and are generally designed to reduce the Fund's risk profile and limit the impact of market volatility. We're emphasizing companies that tend to do relatively well in a downturn -- primarily larger-capitalization businesses with attractively priced stocks.

      The oil, utility and automobile sectors exemplify this strategy. Europe's oil companies are profiting from a combination of rising energy prices and limited supply in the face of high demand. Too few refineries is also limiting capacity and shoring up the profit outlook. Fund holdings ENI (Italy), BP AMOCO (United Kingdom) and SHELL TRANSPORT & TRADING CO. (United Kingdom) rank among Europe's finest and largest oil producers. Utilities are another industry within the energy sector demonstrating favorable performance. VIVENDI ENVIRONMENT (France) is a wastewater treatment company that is increasing its market share across the Continent.

      Despite a slowing economy, automobile sales across Europe are also holding up quite well. Aggressive management and mass-marketing strategies are reshaping the industry. We think the Portfolio's investments in PEUGEOT CITROEN (France) and PORSCHE AG (Germany) represent the kind of high-quality companies that can achieve attractive growth rates in a more difficult global environment.

Q:    WHAT OTHER SECTORS LOOK PROMISING?

A: We are optimistic about prospects for several companies in the basic materials industries, which are experiencing positive growth rates. Paper/pulp producer UPM-Kymmene Corp. (Finland) delivered strong performance for the six months. We are also quite upbeat about a smattering of investments in the engineering and construction sector, including LAFARGE (France) and CRH (Ireland).

Q: WHICH TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES ARE ATTRACTIVE IN TODAY'S MARKET?

A: While these two sectors are currently experiencing weakness, we expect them to continue to play a major role in shaping the global economy and your Portfolio. Holdings in both sectors are concentrated in companies that we believe will be the leaders in their respective markets. The majority of technology assets are invested in communications equipment. NOKIA OYJ (Finland), a leading cellular handset provider, was one of the Portfolio's largest holdings on June 30. Within the communications sector, assets are spread between wireless and fixed-line operators. VODAFONE AIRTOUCH (United Kingdom) is Europe's premier cellular service provider. The company's current stock price still reflects investors' concerns about the large fees Vodafone paid for next-generation mobile licenses. We view this as a temporary setback and fully expect prospects for this mobile phone leader to improve.

Q: DID THE EUROPEAN CENTRAL BANK'S DECISION TO REDUCE INTEREST RATES IN MAY IMPROVE CONFIDENCE IN CONTINENTAL EUROPE?

A: The decision by the European Central Bank (ECB) to cut interest rates was well received, but many investors were looking for a sign that it would be the beginning of further easing -- much as we've seen in the United States. The one-quarter-percentage point reduction was designed to ease the impact of the global slowdown on European markets. We may see further rate reductions later this year, but nowhere near the degree or decisiveness of the Federal Reserve Board's monetary policy.

Q:    HOW DID EUROPE'S FINANCIAL STOCKS FARE?

A: European financial stocks lagged the overall market. The Fund's considerable exposure to these stocks, particularly investment managers, proved detrimental. Investment managers had a more difficult time than commercial banks, as inflows into the stock and bond markets typically slow in times of uncertainty. Two of the Portfolio's holdings proved especially disappointing. Bipop Carire (Italy), an Internet banking and e-trading enterprise, fell prey to profit taking after a long run up in its stock price. Zurich Financial Services (Switzerland) declined in response to profit warnings.

Q:    WHAT IS YOUR OUTLOOK?

A: Near term, we would not be surprised to see further weakness across Europe's stock markets if lower-than-expected corporate earnings materialize. However, we do anticipate Europe will experience higher growth rates this year than in the United States. Longer term, we believe increased competition and deregulation across Europe will create many dynamic investment opportunities. The lifting of arcane regulations and ongoing efforts by corporations to improve shareholder value are attracting new, sophisticated investors. This, in turn, is increasing both the number and quality of offerings coming to market. This development is underscored by the fact that Continental Europe's market capitalization has nearly doubled since 1997. We believe your Portfolio is well designed to capture the most attractive growth opportunities created by Europe's continued economic transformation.

                                   [SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER FUND VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

      SHARES                                                                                     VALUE
                     COMMON STOCKS - 98.2%
                     BASIC MATERIALS - 3.2%
                     ALUMINUM - 0.9%
      52,200         Alcoa, Inc.                                                       $     2,056,680
                                                                                       ---------------
                     CHEMICALS - 0.5%
      22,354         E.I. du Pont de Nemours and Co.                                   $     1,078,357
                                                                                       ---------------
                     GOLD & PRECIOUS METALS MINING - 0.3%
      36,600         Newmont Mining Corp.                                              $       681,126
                                                                                       ---------------
                     METALS MINING - 1.1%
      25,000         Phelps Dodge Corp.                                                $     1,037,500
      74,000         Rio Tinto Plc                                                           1,313,037
                                                                                       ---------------
                                                                                       $     2,350,537
                                                                                       ---------------
                     PAPER & FOREST PRODUCTS - 0.4%
      31,000         Mead Corp.                                                        $       841,340
                                                                                       ---------------
                     TOTAL BASIC MATERIALS                                             $     7,008,040
                                                                                       ---------------
                     CAPITAL GOODS - 6.5%
                     AEROSPACE/DEFENSE - 1.2%
      15,600         Boeing Co.                                                        $       867,360
      22,800         General Dynamics Corp.                                                  1,774,068
                                                                                       ---------------
                                                                                       $     2,641,428
                                                                                       ---------------
                     ELECTRICAL EQUIPMENT - 0.6%
      14,000         Emerson Electric Co.                                              $       847,000
      11,100         General Electric Co.                                                      541,125
                                                                                       ---------------
                                                                                       $     1,388,125
                                                                                       ---------------
                     MACHINERY (DIVERSIFIED) - 1.1%
      14,500         Caterpillar, Inc.                                                 $       725,725
      22,000         Deere & Co.                                                               832,700
      18,900         Ingersoll-Rand Co.                                                        778,680
                                                                                       ---------------
                                                                                       $     2,337,105
                                                                                       ---------------
                     MANUFACTURING (DIVERSIFIED) - 2.4%
      71,100         Corning, Inc.                                                     $     1,188,081
      16,100         Illinois Tool Works, Inc.                                               1,019,130
      15,500         Johnson Controls, Inc.                                                  1,123,285
       3,000         Minnesota Mining and Manufacturing Co.                                    342,300
      25,000         United Technologies Corp.                                               1,831,500
                                                                                       ---------------
                                                                                       $     5,504,296
                                                                                       ---------------
                     MANUFACTURING (SPECIALIZED) - 0.3%
      17,300         Diebold, Inc.                                                     $       556,195
                                                                                       ---------------
                     OFFICE EQUIPMENT & SUPPLIES - 0.7%
      35,600         Canon, Inc. (A.D.R.)                                              $     1,466,720
                                                                                       ---------------
                     TRUCKS & PARTS - 0.2%
       7,200         Paccar, Inc.                                                      $       370,224
                                                                                       ---------------
                     TOTAL CAPITAL GOODS                                               $    14,264,093
                                                                                       ---------------
                     COMMUNICATION SERVICES - 8.2%
                     TELECOMMUNICATIONS (LONG DISTANCE) - 0.6%
      58,500         Sprint Corp.                                                      $     1,249,560
                                                                                       ---------------
                     TELEPHONE - 7.6%
      14,123         Alltel Corp.                                                      $       865,175
      82,600         BellSouth Corp.                                                         3,326,302
      75,541         Qwest Communications                                                    2,407,492
     126,976         SBC Communications, Inc.                                                5,086,659
      95,588         Verizon Communications, Inc.                                            5,113,958
                                                                                       ---------------
                                                                                       $    16,799,586
                                                                                       ---------------
                     TOTAL COMMUNICATION SERVICES                                      $    18,049,146
                                                                                       ---------------
                     CONSUMER CYCLICALS - 13.0%
                     AUTOMOBILES - 2.0%
     117,127         Ford Motor Corp.                                                  $     2,875,468
      25,000         General Motors Corp.                                                    1,608,750
                                                                                       ---------------
                                                                                       $     4,484,218
                                                                                       ---------------
                     HOUSEHOLD FURN. & APPLIANCES - 0.6%
      21,000         Sony Corp. (A.D.R.)                                               $     1,381,800
                                                                                       ---------------
                     PUBLISHING - 2.5%
     101,000         John Wiley & Sons, Inc.                                           $     2,388,650
      46,100         McGraw-Hill Co., Inc.                                                   3,049,515
                                                                                       ---------------
                                                                                       $     5,438,165
                                                                                       ---------------
                     PUBLISHING (NEWSPAPERS) - 0.9%
      13,300         Dow Jones & Co., Inc.                                             $       794,143
      18,300         Gannett Co., Inc.                                                       1,205,970
                                                                                       ---------------
                                                                                       $     2,000,113
                                                                                       ---------------
                     RETAIL (BUILDING SUPPLIES) - 0.5%
      15,000         Lowe's Companies, Inc.                                            $     1,088,250
                                                                                       ---------------
                     RETAIL (COMPUTERS & ELECTRONICS) - 0.2%
       5,200         Best Buy Co., Inc.*                                               $       330,304
                                                                                       ---------------
                     RETAIL (DEPARTMENT STORES) - 1.8%
      14,800         Harcourt General, Inc.                                            $       861,212
      34,000         Kohl's Corp.*                                                           2,132,820
      28,900         May Department Stores Co.                                                 990,114
                                                                                       ---------------
                                                                                       $     3,984,146
                                                                                       ---------------
                     RETAIL (DISCOUNTERS) - 0.6%
      66,718         Dollar General Corp.                                              $     1,301,001
                                                                                       ---------------
                     RETAIL (GENERAL MERCHANDISE) - 1.9%
      77,300         Target Corp.                                                      $     2,674,580
      30,300         Wal-Mart Stores, Inc.                                                   1,478,640
                                                                                       ---------------
                                                                                       $     4,153,220
                                                                                       ---------------
                     RETAIL (SPECIALTY) - 0.2%
      13,000         Barnes & Noble, Inc.*                                             $       511,550
                                                                                       ---------------
                     RETAIL (SPECIALTY-APPAREL) - 0.4%
      33,300         Gap Inc.                                                          $       965,700
                                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                                     VALUE
                     SERVICES (ADVERTISING/MARKETING) - 1.4%
      28,000         The Interpublic Group of Companies, Inc.                          $       821,800
      25,100         Omnicom Group                                                           2,158,600
                                                                                       ---------------
                                                                                       $     2,980,400
                                                                                       ---------------
                     TOTAL CONSUMER CYCLICALS                                          $    28,618,867
                                                                                       ---------------
                     CONSUMER STAPLES - 9.7%

                     BEVERAGES (NON-ALCOHOLIC) - 0.8%
      37,900         PepsiCo, Inc.                                                     $     1,675,180
                                                                                       ---------------
                     BROADCASTING (CABLE/TELEVISION/RADIO) - 0.1 %
       6,800         Cox Communication, Inc.*                                          $       301,240
                                                                                       ---------------
                     DISTRIBUTORS (FOOD & HEALTH) - 0.6%
      51,600         Sysco Corp.                                                       $     1,400,940
                                                                                       ---------------
                     ENTERTAINMENT - 1.0%
      11,700         AOL Time-Warner*                                                  $       620,100
      29,619         Viacom, Inc. (Class B Non-voting)*                                      1,532,783
                                                                                       ---------------
                                                                                       $     2,152,883
                                                                                       ---------------
                     FOODS - 2.9%
      29,700         Campbell Soup Co.                                                 $       764,775
      27,600         General Mills, Inc.                                                     1,208,328
      38,200         H.J. Heinz Co.                                                          1,561,998
      17,000         Hershey Foods Corp.                                                     1,049,070
      18,000         Ralston-Ralston Purina Group                                              540,360
      64,900         Sara Lee Corp.                                                          1,229,206
                                                                                       ---------------
                                                                                       $     6,353,737
                                                                                       ---------------
                     HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.8%
      38,500         Colgate-Palmolive Co.                                             $     2,271,115
      26,800         Procter & Gamble Co.                                                    1,709,840
                                                                                       ---------------
                                                                                       $     3,980,955
                                                                                       ---------------
                     RETAIL (DRUG STORES) - 1.6%
      19,400         CVS Corp.                                                         $       748,840
      81,300         Walgreen Co.                                                            2,776,395
                                                                                       ---------------
                                                                                       $     3,525,235
                                                                                       ---------------
                     RETAIL STORES (FOOD CHAINS) - 0.2%
       8,800         Safeway Inc.*                                                     $       422,400
                                                                                       ---------------
                     SERVICES (EMPLOYMENT) - 0.7%
      58,200         Robert Half Intl Inc.*                                            $     1,448,598
                                                                                       ---------------
                     TOTAL CONSUMER STAPLES                                            $    21,261,168
                                                                                       ---------------
                     ENERGY - 8.2%
                     OIL & GAS (DRILLING & EQUIPMENT) - 1.1%
      15,000         Halliburton Co.                                                   $       534,000
      15,929         Transocean Offshore, Inc.                                                 657,071
      10,000         Smith International, Inc.*                                                599,000
      14,100         Schlumberger Ltd.                                                         742,365
                                                                                       ---------------
                                                                                       $     2,532,436
                                                                                       ---------------
                     OIL (DOMESTIC INTEGRATED) - 1.0%
      18,000         Conoco, Inc.                                                      $       507,600
      21,950         Conoco, Inc.(Class B)                                                     634,355
      20,000         Shell Transport & Trading Co. (A.D.R.)                                  1,006,800
                                                                                       ---------------
                                                                                       $     2,148,755
                                                                                       ---------------
                     OIL (INTERNATIONAL INTEGRATED) - 6.1%
      52,664         BP Amoco Plc (A.D.R.)                                             $     2,625,300
      31,900         Chevron Corp.                                                           2,886,950
      45,134         Exxon Mobil Corp.                                                       3,942,455
      17,000         Royal Dutch Petroleum Co.                                                 990,590
      43,700         Texaco, Inc.                                                            2,910,420
                                                                                       ---------------
                                                                                       $    13,355,715
                                                                                       ---------------
                     TOTAL ENERGY                                                      $    18,036,906
                                                                                       ---------------
                     FINANCIALS - 14.2 %
                     BANKS (MAJOR REGIONAL) - 5.2%
      67,700         The Bank of New York Co., Inc.                                    $     3,249,600
      15,950         Huntington Bancshares, Inc.                                               260,783
      53,700         Mellon Bank Corp.                                                       2,470,200
      81,000         National City Corp.                                                     2,493,180
      45,000         State Street Corp.                                                      2,227,050
      15,000         Wells Fargo Co.                                                           696,450
                                                                                       ---------------
                                                                                       $    11,397,263
                                                                                       ---------------
                     BANKS (MONEY CENTER) - 0.0%
           1         UBS AG                                                            $           142
                                                                                       ---------------
                     BANKS (REGIONAL) - 0.7%
      21,500         First Tennessee National Corp.                                    $       746,265
      15,400         Zions Bancorp                                                             908,600
                                                                                       ---------------
                                                                                       $     1,654,865
                                                                                       ---------------
                     FINANCIAL (DIVERSIFIED) - 0.9%
      14,500         Citigroup Inc.                                                    $       766,180
      19,400         Morgan Stanley, Dean Witter and Co.                                     1,246,062
                                                                                       ---------------
                                                                                       $     2,012,242
                                                                                       ---------------
                     INSURANCE (MULTI-LINE) - 1.0%
      24,730         American International Group, Inc.                                $     2,126,780
       8,282         AXA (A.D.R.)                                                              233,304
                                                                                       ---------------
                                                                                       $     2,360,084
                                                                                       ---------------
                     INSURANCE (PROPERTY-CASUALTY) - 2.7%
      33,300         Chubb Corp.                                                       $     2,578,419
      16,400         Exel Ltd.                                                               1,346,440
       9,400         Partnerre Ltd.                                                            520,760
      20,900         Safeco Corp.                                                              616,550
      17,400         St. Paul Companies, Inc.                                                  882,006
                                                                                       ---------------
                                                                                       $     5,944,175
                                                                                       ---------------
                     INSURANCE BROKERS - 1.0%
      21,150         Marsh & McLennan Co., Inc.                                        $     2,136,150
                                                                                       ---------------
                     INVESTMENT BANK/BROKERAGE - 1.0%
      35,400         Merrill Lynch & Co., Inc.                                         $     2,097,450
                                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                                     VALUE
                     INVESTMENT MANAGEMENT - 1.4%
      26,250         Federated Investors, Inc.                                         $       845,250
      59,500         T. Rowe Price Associates, Inc.                                          2,224,705
                                                                                       ---------------
                                                                                       $     3,069,955
                                                                                       ---------------
                     SAVINGS & LOAN COMPANIES - 0.3%
      18,786         Washington Mutual, Inc.                                           $       705,414
                                                                                       ---------------
                     TOTAL FINANCIALS                                                  $    31,377,740
                                                                                       ---------------
                     HEALTH CARE - 10.3%
                     HEALTH CARE (DIVERSIFIED) - 3.2%
      36,200         Abbott Laboratories                                               $     1,737,962
      49,500         Bristol-Myers Squibb Co.                                                2,588,850
      54,400         Johnson & Johnson                                                       2,720,000
                                                                                       ---------------
                                                                                       $     7,046,812
                                                                                       ---------------
                     HEALTH CARE (DRUGS/MAJOR PHARMS) - 6.4%
      21,400         Eli Lilly & Co.                                                   $     1,583,600
      42,788         Glaxosmithkline Plc                                                     2,404,686
      35,900         Merck & Co., Inc.                                                       2,294,369
      12,000         Novartis AG (A.D.R.)                                                      433,800
      32,100         Pfizer, Inc.                                                            1,285,605
      10,600         Roche Holding AG (A.D.R.)                                                 765,161
     146,700         Schering-Plough Corp.                                                   5,316,408
                                                                                       ---------------
                                                                                       $    14,083,629
                                                                                       ---------------
                     HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
      41,200         Becton, Dickinson & Co.                                           $     1,474,548
                                                                                       ---------------
                     TOTAL HEALTH CARE                                                 $    22,604,989
                                                                                       ---------------
                     TECHNOLOGY - 20.1%
                     COMMUNICATIONS EQUIPMENT - 1.9%
     167,500         ADC Telecommunications, Inc.*                                     $     1,105,500
      65,600         Telefonaktiebolaget LM Ericsson (A.D.R.)                                  355,552
     127,800         Motorola Inc.                                                           2,116,368
      14,000         Nokia Corp. (A.D.R.)                                                      308,560
      21,000         Tellabs, Inc.*                                                            404,880
                                                                                       ---------------
                                                                                       $     4,290,860
                                                                                       ---------------
                     COMPUTER (HARDWARE) - 4.5%
     101,500         Compaq Computer Corp.                                             $     1,572,235
      14,000         Dell Computer Corp.*                                                      366,100
      87,400         Hewlett-Packard Co.                                                     2,499,640
      47,700         IBM Corp.                                                               5,390,100
      20,000         Sun Microsystems, Inc.*                                                   314,400
                                                                                       ---------------
                                                                                       $    10,142,475
                                                                                       ---------------
                     COMPUTERS (SOFTWARE & SERVICES) - 3.6%
      27,200         Adobe Systems, Inc.                                               $     1,278,400
      36,450         BMC Software, Inc.*                                                       821,583
      42,800         Microsoft Corp.*                                                        3,124,400
      14,000         Oracle Corp.*                                                             266,000
      16,500         Peoplesoft Inc.*                                                          812,295
      31,300         Synopsys, Inc.*                                                         1,514,607
                                                                                       ---------------
                                                                                       $     7,817,285
                                                                                       ---------------
                     ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.2%
      14,735         Koninklijke Philips Electronics                                   $       389,446
                                                                                       ---------------
                     ELECTRONICS (INSTRUMENTATION) - 0.6%
      12,090         Agilent Technologies Inc.*                                        $       392,925
      23,600         Veeco Instruments, Inc.*                                                  938,100
                                                                                       ---------------
                                                                                       $     1,331,025
                                                                                       ---------------
                     ELECTRONICS (SEMICONDUCTORS) - 4.0%
      42,800         Altera Corp.*                                                     $     1,241,200
      95,700         Intel Corp.                                                             2,799,225
      25,500         Micrel Inc.*                                                              841,500
      24,000         Micron Technology, Inc.*                                                  986,400
      21,000         Taiwan Semiconductor
                     Manufacturing Co. (A.D.R.)*                                               318,990
      81,300         Texas Instruments, Inc.                                                 2,560,950
                                                                                       ---------------
                                                                                       $     8,748,265
                                                                                       ---------------
                     EQUIPMENT (SEMICONDUCTOR) - 2.2%
      35,100         Applied Materials, Inc.*                                          $     1,723,410
      54,000         Lam Research Corp.*                                                     1,601,100
      28,800         Novellus Systems, Inc.*                                                 1,635,552
                                                                                       ---------------
                                                                                       $     4,960,062
                                                                                       ---------------
                     PHOTOGRAPHY/IMAGING - 1.0%
      46,100         Eastman Kodak Co.                                                 $     2,151,948
                                                                                       ---------------
                     SERVICES (COMPUTER SYSTEMS) - 0.4%
      23,000         Computer Sciences Corp.*                                          $       795,800
                                                                                       ---------------
                     SERVICES (DATA PROCESSING) - 1.7%
      27,100         Automatic Data Processing                                         $     1,346,870
      16,400         DST Systems, Inc.*                                                        864,280
      12,600         Electronic Data Systems Corp.                                             787,500
      10,500         Fiserv, Inc.*                                                             671,790
                                                                                       ---------------
                                                                                       $     3,670,440
                                                                                       ---------------
                     TOTAL TECHNOLOGY                                                  $    44,297,606
                                                                                       ---------------
                     TRANSPORTATION - 2.4%
                     AIRLINES - 0.6%
      78,300         Southwest Airlines Co.                                            $     1,447,767
                                                                                       ---------------
                     RAILROADS - 1.8%
      30,400         Burlington Northern, Inc.                                         $       917,168
     110,700         Norfolk Southern Corp.                                                  2,291,490
      12,700         Union Pacific Corp.                                                       697,357
                                                                                       ---------------
                                                                                       $     3,906,015
                                                                                       ---------------
                     TOTAL TRANSPORTATION                                              $     5,353,782
                                                                                       ---------------
                     UTILITIES - 2.4%
                     ELECTRIC COMPANIES - 1.6%
      20,300         American Electric Power Co., Inc.                                 $       937,251
      32,100         Allegheny Energy, Inc.                                                  1,548,825
      35,100         DPL, Inc.                                                               1,016,496
                                                                                       ---------------
                                                                                       $     3,502,572
                                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                                     VALUE
                     NATURAL GAS - 0.5%
      17,000         KeySpan Energy Corp.                                              $       620,160
      23,500         Vectren Corp.                                                             486,450
                                                                                       ---------------
                                                                                       $     1,106,610
                                                                                       ---------------
                     WATER UTILITIES - 0.3%
      18,700         American Water Works Co., Inc.                                    $       616,538
                                                                                       ---------------
                     TOTAL UTILITIES                                                   $     5,225,720
                                                                                       ---------------
                     TOTAL COMMON STOCKS
                     (Cost $206,565,581)                                               $   216,098,057
                                                                                       ---------------

   PRINCIPAL
      AMOUNT
                     TEMPORARY CASH INVESTMENT - 1.8%
                     COMMERCIAL PAPER - 1.8%
  $4,025,000         Travelers Corp., 4.12%, 7/2/01                                    $     4,025,000
                                                                                       ---------------
                     TOTAL TEMPORARY CASH INVESTMENT
                     (Cost $4,025,000)                                                 $     4,025,000
                                                                                       ---------------
                     TOTAL COMMON STOCKS AND
                     TEMPORARY CASH INVESTMENT - 100%
                     (Cost $210,590,581)                                               $   220,123,057
                                                                                       ===============

*     Non-income producing security

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

SCHEDULE OF INVESTEMENTS 6/30/01 (UNAUDITED)

                                                                                                 VALUE
                     CONVERTIBLE PREFERRED STOCKS - 1.9%
                     CONSUMER STAPLES - 0.8%
                     BROADCASTING (CABLE/TELEVISION/RADIO) - 0.8%
     27,000          Cox Communication Income Pride,
                     7.0%, 8/16/02                                                     $     1,566,000
                                                                                       ---------------
                     TOTAL CONSUMER STAPLES                                            $     1,566,000
                                                                                       ---------------
                     TRANSPORTATION - 1.1%
                     RAILROADS - 1.1%
     15,300          Union Pacific Cap Trust, 6.25%, 4/1/28                            $       724,287
     27,000          Union Pacific Cap Trust, 6.25%, 4/1/28
                     (144A)                                                                  1,278,153
                                                                                       ---------------
                                                                                       $     2,002,440
                                                                                       ---------------
                     TOTAL TRANSPORTATION                                              $     2,002,440
                                                                                       ---------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $3,262,350)                                                 $     3,568,440
                                                                                       ---------------
                     COMMON STOCKS - 93.8%
                     BASIC MATERIALS - 1.2%
                     CHEMICALS - 0.7%
     26,441          E.I.du Pont de Nemours and Co.                                    $     1,275,514
                                                                                       ---------------
                     IRON & STEEL - 0.1%
     15,450          Roanoke Electric Steel Corp.                                      $       269,757
                                                                                       ---------------
                     PAPER & FOREST PRODUCTS - 0.4%
     25,000          Mead Corp.                                                        $       678,500
                                                                                       ---------------
                     TOTAL BASIC MATERIALS                                             $     2,223,771
                                                                                       ---------------
                     CAPITAL GOODS - 4.8%
                     AEROSPACE/DEFENSE - 0.3%
      8,500          General Dynamics Corp.                                            $       661,385
                                                                                       ---------------
                     MACHINERY (DIVERSIFIED) - 0.7%
      7,000          Gorman-Rupp Co.                                                   $       168,700
     12,000          Ingersoll-Rand Co.                                                        494,400
     35,000          The Timken Co.                                                            592,900
                                                                                       ---------------
                                                                                       $     1,256,000
                                                                                       ---------------
                     MANUFACTURING (DIVERSIFIED) - 1.4%
     10,000          Illinois Tool Works, Inc.                                         $       633,000
     26,000          Johnson Controls, Inc.                                                  1,884,220
                                                                                       ---------------
                                                                                       $     2,517,220
                                                                                       ---------------
                     MANUFACTURING (SPECIALIZED) - 0.4%
     21,400          Diebold, Inc.                                                     $       688,010
                                                                                       ---------------
                     TRUCKS & PARTS - 2.0%
     70,500          Paccar, Inc.                                                      $     3,625,110
                                                                                       ---------------
                     TOTAL CAPITAL GOODS                                               $     8,747,725
                                                                                       ---------------

                     COMMUNICATION - 11.7%
                     TELECOMMUNICATIONS (LONG DISTANCE) - 1.9%
    158,000          Sprint Corp.                                                      $     3,374,880
                                                                                       ---------------
                     TELEPHONE - 9.8%
     31,944          Alltel Corp.                                                      $     1,956,889
     92,400          BellSouth Corp.                                                         3,720,948
    159,331          SBC Communications, Inc.                                                6,382,800
    110,770          Verizon Communications, Inc.                                            5,926,195
                                                                                       ---------------
                                                                                       $    17,986,832
                                                                                       ---------------
                     TOTAL COMMUNICATION                                               $    21,361,712
                                                                                       ---------------
                     CONSUMER CYCLICALS - 6.1%
                     AUTOMOBILES - 3.2%
    181,460          Ford Motor Corp.                                                  $     4,454,843
     22,000          General Motors Corp.                                                    1,415,700
                                                                                       ---------------
                                                                                       $     5,870,543
                                                                                       ---------------
                     PUBLISHING - 1.3%
     35,900          McGraw-Hill Co., Inc.                                             $     2,374,785
                                                                                       ---------------
                     PUBLISHING (NEWSPAPERS) - 0.4%
     17,000          Tribune Co.                                                       $       680,170
                                                                                       ---------------
                     RETAIL (DEPT STORES) - 0.6%
     12,000          Harcourt General, Inc.                                            $       698,280
     10,825          May Department Stores Co.                                                 370,865
                                                                                       ---------------
                                                                                       $     1,069,145
                                                                                       ---------------
                     SERVICES (ADVERTISING/MARKETING) - 0.6%
     38,200          The Interpublic Group of Companies, Inc.                          $     1,121,170
                                                                                       ---------------
                     TOTAL CONSUMER CYCLICALS                                          $    11,115,813
                                                                                       ---------------
                     CONSUMER STAPLES - 6.5%
                     BEVERAGES (NON-ALCOHOLIC) - 0.7%
     26,800          PepsiCo, Inc.                                                     $     1,184,560
                                                                                       ---------------
                     ENTERTAINMENT - 1.4%
    114,200          Cedar Fair, L.P.                                                  $     2,599,192
                                                                                       ---------------
                     FOODS - 3.2%
     42,800          Campbell Soup Co.                                                 $     1,102,100
     25,000          General Mills, Inc.                                                     1,094,500
     62,100          H.J. Heinz Co.                                                          2,539,269
     10,000          The Quaker Oats Co.                                                       912,500
      8,000          Sara Lee Corp.                                                            151,520
                                                                                       ---------------
                                                                                       $     5,799,889
                                                                                       ---------------
                     HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.2%
     38,000          Colgate-Palmolive Co.                                             $     2,241,620
                                                                                       ---------------
                     TOTAL CONSUMER STAPLES                                            $    11,825,261
                                                                                       ---------------

                     ENERGY - 10.4%
                     OIL (DOMESTIC INTEGRATED) - 0.9%
     55,919          Conoco Inc. Class B                                               $     1,616,059
                                                                                       ---------------
                     OIL (INTERNATIONAL INTEGRATED) - 9.5%
     60,000          Chevron Corp.                                                     $     5,430,000
     77,983          Exxon Mobil Corp.                                                       6,811,815
     77,500          Texaco, Inc.                                                            5,161,500
                                                                                       ---------------
                                                                                       $    17,403,315
                                                                                       ---------------
                     TOTAL ENERGY                                                      $    19,019,374
                                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

                                                                                                 VALUE
                     FINANCIALS - 18.5%
                     BANKS (MAJOR REGIONAL) - 8.1%
     68,249          Fifth Third Bancorp                                               $     4,098,352
     84,400          Mellon Bank Corp.                                                       3,882,400
     84,500          National City Corp.                                                     2,600,910
     70,800          SouthTrust Corp.                                                        1,840,800
     49,913          Wells Fargo Co.                                                         2,317,461
                                                                                       ---------------
                                                                                       $    14,739,923
                                                                                       ---------------
                     BANKS (REGIONAL) - 1.1%
     58,700          First Tennessee National Corp.                                    $     2,037,477
                                                                                       ---------------
                     INSURANCE (MULTI-LINE) - 0.5%
     10,831          American International Group, Inc.                                $       931,466
                                                                                       ---------------
                     INSURANCE (PROPERTY-CASUALTY) - 3.6%
     39,000          Chubb Corp.                                                       $     3,019,770
     35,000          Safeco Corp.                                                            1,032,500
     51,200          St. Paul Companies,Inc.                                                 2,595,328
                                                                                       ---------------
                                                                                       $     6,647,598
                                                                                       ---------------
                     INVESTMENT BANK/BROKERAGE - 1.0%
     40,500          Edwards (A.G.), Inc.                                              $     1,822,500
                                                                                       ---------------
                     INVESTMENT MANAGEMENT - 4.2%
     81,200          Alliance Capital Management L.P.                                  $     4,308,472
     16,000          Eaton Vance Corp.                                                         556,800
     75,000          T. Rowe Price Associates, Inc.                                          2,804,250
                                                                                       ---------------
                                                                                       $     7,669,522
                                                                                       ---------------
                     TOTAL FINANCIALS                                                  $    33,848,486
                                                                                       ---------------

                     HEALTH CARE - 10.1%
                     HEALTH CARE (DIVERSIFIED) - 4.6%
     77,300          Abbott Laboratories                                               $     3,711,173
     45,800          Bristol-Myers Squibb Co.                                                2,395,340
     47,000          Johnson & Johnson                                                       2,350,000
                                                                                       ---------------
                                                                                       $     8,456,513
                                                                                       ---------------
                     HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 4.8%
     12,000          Eli Lilly & Co.                                                   $       888,000
     41,900          Merck & Co., Inc.                                                       2,677,829
    143,400          Schering-Plough Corp.                                                   5,196,816
                                                                                       ---------------
                                                                                       $     8,762,645
                                                                                       ---------------
                     HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
     37,000          Becton, Dickinson & Co.                                           $     1,324,230
                                                                                       ---------------
                     TOTAL HEALTH CARE                                                 $    18,543,388
                                                                                       ---------------
                     TECHNOLOGY - 4.5%
                     COMPUTER (HARDWARE) - 2.8%
     86,200          Hewlett-Packard Co.                                               $     2,465,320
     23,500          IBM Corp.                                                               2,655,500
                                                                                       ---------------
                                                                                       $     5,120,820
                                                                                       ---------------
                     ELECTRONICS (SEMICONDUCTORS) - 0.7%
     20,000          Intel Corp.                                                       $       585,000
     25,000          Texas Instruments, Inc.                                                   787,500
                                                                                       ---------------
                                                                                       $     1,372,500
                                                                                       ---------------
                     PHOTOGRAPHY/IMAGING - 1.0%
     39,100          Eastman Kodak Co.                                                 $     1,825,188
                                                                                       ---------------
                     TOTAL TECHNOLOGY                                                  $     8,318,508
                                                                                       ---------------
                     TRANSPORTATION - 1.2%
                     AIRLINES - 0.3%
     13,000          Delta Air Lines, Inc.                                             $       573,040
                                                                                       ---------------
                     RAILROADS - 0.9%
     25,700          Burlington Northern, Inc.                                         $       775,369
     41,200          Norfolk Southern Corp.                                                    852,840
                                                                                       ---------------
                                                                                       $     1,628,209
                                                                                       ---------------
                     TOTAL TRANSPORTATION                                              $     2,201,249
                                                                                       ---------------
                     UTILITIES - 18.8%
                     ELECTRIC COMPANIES - 11.8%
     53,000          American Electric Power Co., Inc.                                 $     2,447,010
     73,000          Allegheny Energy, Inc.                                                  3,522,250
    136,000          Constellation Energy Group                                              5,793,600
     80,300          DPL, Inc.                                                               2,325,488
    100,000          Duke Energy Corp.                                                       3,901,000
     62,000          Kansas City Power & Light Co.                                           1,522,100
     50,000          NSTAR                                                                   2,128,000
                                                                                       ---------------
                                                                                       $    21,639,448
                                                                                       ---------------
                     NATURAL GAS - 6.1%
     14,000          Buckeye Partners, L.P.                                            $       483,280
     99,600          KeySpan Energy Corp.                                                    3,633,408
     18,475          Kinder Morgan Energy Partners L.P.                                      1,270,341
     15,000          Lakehead Pipe Line Partners, L.P.
                     (Preferred Units)                                                         678,750
     49,200          NICOR, Inc.                                                             1,917,816
    100,600          Questar Corp.                                                           2,490,856
     33,200          Vectren Corp.                                                             687,240
                                                                                       ---------------
                                                                                          $ 11,161,691
                                                                                       ---------------
                     POWER PRODUCERS (INDEPENDENT) - 0.3%
     25,000          Consol Energy Inc.                                                $       632,500
                                                                                       ---------------
                     WATER UTILITIES - 0.6%
     32,000          American Water Works Co., Inc.                                    $     1,055,040
                                                                                       ---------------
                     TOTAL UTILITIES                                                   $    34,488,679
                                                                                       ---------------
                     TOTAL COMMON STOCKS
                     (Cost $137,586,435)                                               $   171,693,966
                                                                                       ---------------
                     TOTAL INVESTMENTS IN SECURITIES
                     (Cost $140,848,785)                                               $   175,262,406
                                                                                       ---------------

  PRINCIPAL
     AMOUNT
                     TEMPORARY CASH INVESTMENT - 4.3%
                     COMMERCIAL PAPER - 4.3%
 $7,796,000          Travelers Corp., 4.12%, 7/2/01                                    $     7,796,000
                                                                                       ---------------
                     TOTAL TEMPORARY CASH INVESTMENT
                     (Cost $7,796,000)                                                 $     7,796,000
                                                                                       ---------------
                     TOTAL INVESTMENT IN SECURITIES
                     AND TEMPORARY CASH INVESTMENT
                     (Cost $148,644,785)                                               $   183,058,406
                                                                                       ===============

144A Security is exempt from registration under Rule144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June30, 2001, the value of these securities amounted to $1,278,153 or 0.7% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

     SHARES                                                                                      VALUE
                     PREFERRED STOCKS - 0.5%
                     CONSUMER CYCLICALS - 0.5%
                     AUTOMOBILES - 0.5%
        198          Porsche AG Designs*                                               $        70,449
                                                                                       ---------------
                     TOTAL PREFERRED STOCKS
                     (Cost $70,975)                                                    $        70,449
                                                                                       ---------------

                     COMMON STOCKS - 99.5%
                     BASIC MATERIALS - 8.2%
                     CHEMICALS (DIVERSIFIED) - 3.8%
      2,977          Akzo Nobel NV                                                     $       126,098
      4,762          Aventis SA                                                                371,140
                                                                                       ---------------
                                                                                       $       497,238
                                                                                       ---------------
                     CHEMICALS (SPECIALTY) - 1.6%
      7,798          Philips Electronics                                               $       206,836
                                                                                       ---------------
                     CONSTRUCTION (CEMENT & AGGREGATES) - 2.3%
      2,715          Lafarge BR                                                        $       232,301
      1,024          Vinci SA                                                                   65,278
                                                                                       ---------------
                                                                                       $       297,579
                                                                                       ---------------
                     METALS MINING - 0.5%
      3,895          Rio Tinto Plc                                                     $        69,112
                                                                                       ---------------
                     TOTAL BASIC MATERIALS                                             $     1,070,765
                                                                                       ---------------
                     CAPITAL GOODS - 6.0%
                     AEROSPACE/DEFENSE - 1.2%
      8,390          European Aeronautic Defence                                       $       154,590
                                                                                       ---------------
                     ELECTRICAL EQUIPMENT - 0.6%
      1,427          Schneider Electric                                                $        78,940
                                                                                       ---------------
                     ENGINEERING & CONSTRUCTION - 3.2%
     11,426          CRH Plc                                                           $       191,655
      1,652          Compagnie de Saint-Gobain*                                                224,619
                                                                                       ---------------
                                                                                       $       416,274
                                                                                       ---------------
                     MANUFACTURING (SPECIALIZED) - 1.0%
     50,000          Pirelli S.p.A.                                                    $       138,933
                                                                                       ---------------
                     TOTAL CAPITAL GOODS                                               $       788,737
                                                                                       ---------------
                     COMMUNICATION SERVICES - 11.7%
                     CELLULAR/WIRELESS TELECOMMUNICATIONS - 4.0%
    235,714          Vodafone Group Plc                                                $       520,730
                                                                                       ---------------
                     TELECOMMUNICATIONS (LONG DISTANCE) - 0.9%
     11,781          British Sky Broadcasting Plc*                                     $       114,233
                                                                                       ---------------
                     TELEPHONE - 6.8%
     14,192          British Telecom Plc                                               $        89,207
     10,961          Deutsche Telekom AG                                                       249,969
     15,296          Telefonica SA*                                                            188,666
     28,700          Telecom Italia Mobile S.p.A.                                              147,168
     16,000          Telecom Italia S.p.A.                                                     142,687
     14,500          Telecom Italia S.p.A.D Risp                                                69,182
                                                                                       ---------------
                                                                                       $       886,879
                                                                                       ---------------
                     TOTAL COMMUNICATION SERVICES                                      $     1,521,842
                                                                                       ---------------
                     CONSUMER CYCLICALS - 6.3%
                     AUTOMOBILES - 1.4%
      2,465          Bayerische Motoren Werke AG                                       $        81,650
        356          Peugeot Citroen                                                            96,718
                                                                                       ---------------
                                                                                       $       178,368
                                                                                       ---------------
                     CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.5%
      7,000          Bulgari S.p.A.                                                    $        72,092
                                                                                       ---------------
                     PUBLISHING - 3.3%
      2,566          Vivendi Universal                                                 $       149,665
     14,297          Elsevier NV                                                               178,042
      3,193          VNU NV                                                                    108,198
                                                                                       ---------------
                                                                                       $       435,905
                                                                                       ---------------
                     SERVICES (ADVERTISING/MARKETING) - 0.5%
      2,497          Publicis SA*                                                      $        60,499
                                                                                       ---------------
                     SERVICES (COMMERCIAL & CONSUMER) - 0.6%
     14,094          Amadeus Global Travel Distribution SA                             $        85,369
                                                                                       ---------------
                     TOTAL CONSUMER CYCLICALS                                          $       832,233
                                                                                       ---------------
                     CONSUMER STAPLES - 8.8%
                     BROADCASTING (CABLE/TELEVISION/RADIO) - 0.4%
      1,982          Societe Television Francaise                                      $        57,860
                                                                                       ---------------
                     ENTERTAINMENT - 0.5%
      4,173          Pearson Plc                                                       $        68,869
                                                                                       ---------------
                     FOODS - 4.3%
      1,278          Groupe Danone                                                     $       175,499
      1,817          Nestle SA (Registered Shares)                                             386,187
                                                                                       ---------------
                                                                                       $       561,686
                                                                                       ---------------
                     RETAIL STORES (FOOD CHAINS) - 2.4%
      6,166          Koninklijke Ahold NV                                              $       193,271
     34,976          Tesco Plc                                                                 127,424
                                                                                       ---------------
                                                                                       $       320,695
                                                                                       ---------------
                     TOBACCO - 1.2%
     19,938          British American Tobacco                                          $       153,143
                                                                                       ---------------
                     TOTAL CONSUMER STAPLES                                            $     1,162,253
                                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                                      VALUE
                     ENERGY - 11.6%
                     OIL & GAS (REFINING & MARKETING) - 5.0%
     32,250          ENI S.p.A.                                                        $       393,799
      1,892          Total Fina Elf SA                                                         265,105
                                                                                       ---------------
                                                                                       $       658,904
                                                                                       ---------------
                     OIL (INTERNATIONAL INTEGRATED) - 6.6%
     49,486          BP Amoco Plc                                                      $       405,905
     55,027          Shell Transport & Trading Co.                                             453,682
                                                                                       ---------------
                                                                                       $       859,587
                                                                                       ---------------
                     TOTAL ENERGY                                                      $     1,518,491
                                                                                       ---------------
                     FINANCIALS - 26.8%
                     BANKS (MAJOR REGIONAL) - 7.4%
     22,754          Banco Bilbao Vizcaya Argentaria SA                                $       294,538
      2,334          Banco Popular Espanol SA                                                   81,641
         77          Bank of Ireland*                                                              765
      5,509          BNP Paribas SA                                                            479,763
        726          Credit Suisse Group*                                                      119,364
                                                                                       ---------------
                                                                                       $       976,071
                                                                                       ---------------
                     BANKS (MONEY CENTER) - 3.0%
      9,359          Allied Irish Banks                                                $       104,656
      9,289          Barclays Plc                                                              284,347
                                                                                       ---------------
                                                                                       $       389,003
                                                                                       ---------------
                     BANKS (REGIONAL) - 3.2%
     75,900          Banca Intesta S.p.A.                                              $       268,833
     12,112          Standard Chartered Plc                                                    156,362
                                                                                       ---------------
                                                                                       $       425,195
                                                                                       ---------------
                     FINANCIAL (DIVERSIFIED) - 5.6%
      2,532          Deutsche Bank AG                                                  $       181,552
      3,964          ING Group NV*                                                             259,246
         46          Swisscom AG                                                                91,933
      1,431          UBS AG*                                                                   205,020
                                                                                       ---------------
                                                                                       $       737,751
                                                                                       ---------------
                     INSURANCE (LIFE/HEALTH) - 6.1%
        840          Allianz AG                                                        $       245,326
      6,800          Assicurazioni Generali                                                    205,481
        943          Muenchener Rueckversicherungs
                     Gesellschaft AG*                                                          262,986
      6,838          Prudential Corp. Plc                                                       82,494
                                                                                       ---------------
                                                                                       $       796,287
                                                                                       ---------------
                     INSURANCE (MULTI-LINE) - 0.5%
      3,007          Corporacion Mapfre SA                                             $        62,895
                                                                                       ---------------
                     INVESTMENT MANAGEMENT - 1.0%
      7,928          Amvescap Plc                                                      $       136,315
                                                                                       ---------------
                     TOTAL FINANCIALS                                                  $     3,523,517
                                                                                       ---------------
                     HEALTH CARE - 8.8%
                     BIOTECHNOLOGY - 0.6%
      3,923          Qiagen NV*                                                        $        86,408
                                                                                       ---------------
                     HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 8.2%
      3,667          Altana AG                                                         $       139,482
      2,144          AstraZeneca Plc                                                            99,412
      2,600          AstraZeneca Plc                                                           120,798
      1,101          Elan Corp. Plc (A.D.R.)*                                                   67,161
      8,738          Glaxosmithkline                                                           244,205
      8,016          Novartis AG                                                               290,125
      2,180          Schering AG                                                               114,501
                                                                                       ---------------
                                                                                       $     1,075,684
                                                                                       ---------------
                     TOTAL HEALTH CARE                                                 $     1,162,092
                                                                                       ---------------
                     TECHNOLOGY - 6.9%
                     COMMUNICATIONS EQUIPMENT - 4.8%
      8,246          Ericsson LM                                                       $        44,760
     23,783          Nokia Oyj                                                                 539,356
     13,763          Spirent Plc                                                                42,460
                                                                                       ---------------
                                                                                       $       626,576
                                                                                       ---------------
                     COMPUTERS (SOFTWARE & SERVICES) - 0.4%
        335          SAP AG*                                                           $        46,230
                                                                                       ---------------
                     ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.4%
      3,089          Siemens AG                                                        $       189,721
                                                                                       ---------------
                     ELECTRONICS (SEMICONDUCTORS) - 0.3%
      1,845          Infineon Technologies                                             $        43,295
                                                                                       ---------------
                     TOTAL TECHNOLOGY                                                  $       905,822
                                                                                       ---------------
                     UTILITIES - 4.4%
                     POWER PRODUCERS (INDEPENDENT) - 4.4%
      5,726          E.On AG                                                           $       300,453
      6,593          Vivendi Environment                                                       277,643
                                                                                       ---------------
                                                                                       $       578,096
                                                                                       ---------------
                     TOTAL UTILITIES                                                   $       578,096
                                                                                       ---------------
                     TOTAL COMMON STOCKS
                     (Cost $14,960,792)                                                $    13,063,848
                                                                                       ---------------
                     TOTAL INVESTMENT IN SECURITIES
                     (Cost $15,031,767)                                                $    13,134,297
                                                                                       ===============

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 6/30/01

                                                                               SIX MONTHS
                                                                                 ENDED
                                                                                 6/30/01           5/1/00 TO
CLASS II                                                                       (UNAUDITED)         12/31/00
Net asset value, beginning of period                                            $   22.65          $   22.70
                                                                                ---------          ---------
Increase (decrease) from investment operations:
  Net investment income                                                         $    0.08          $    0.12
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                                (1.32)              0.13
                                                                                ---------          ---------
  Net increase (decrease) from investment operations                            $   (1.24)         $    0.25
Distributions to shareowners:
  Net investment income                                                             (0.07)             (0.17)
  Net realized gain                                                                 (1.02)             (0.13)
                                                                                ---------          ---------
Net decrease in net asset value                                                 $   (2.33)         $   (0.05)
                                                                                ---------          ---------
Net asset value, end of period                                                  $   20.32          $   22.65
                                                                                =========          =========
Total return*                                                                       (5.48)%            (1.61)%
Ratio of net expenses to average net assets+                                         0.96%**            0.93%**
Ratio of net investment income to average net assets+                                0.51%**            0.47%**
Portfolio turnover rate                                                                 8%**              37%**
Net assets, end of period (in thousands)                                        $   5,925          $   2,894
Ratios assuming no waiver of management fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                                       0.96%**            0.93%**
  Net investment income                                                              0.51%**            0.47%**
Ratios assuming waiver of management fees and assumption of expenses by
  PIM and reduction for fees paid indirectly:
  Net expenses                                                                       0.96%**            0.93%**
  Net investment income                                                              0.51%**            0.47%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 6/30/01

                                                                               SIX MONTHS
                                                                                  ENDED               YEAR
                                                                                 6/30/01              ENDED
CLASS II                                                                       (UNAUDITED)           12/31/00
Net asset value, beginning of period                                            $    21.37          $    20.82
                                                                                ----------          ----------
Increase (decrease) from investment operations:
  Net investment income                                                         $     0.18          $     0.29
  Net realized and unrealized gain (loss) on investments                             (1.06)               2.45
                                                                                ----------          ----------
  Net increase (decrease) from investment operations                            $    (0.88)         $     2.74
Distributions to shareowners:
  Net investment income                                                              (0.18)              (0.45)
  Net realized gain                                                                  (1.06)              (1.79)
                                                                                ----------          ----------
Net increase (decrease) in net asset value                                      $    (2.12)         $     0.55
                                                                                ----------          ----------
Net asset value, end of period                                                  $    19.25          $    21.37
                                                                                ==========          ==========
Total return*                                                                        (4.07)%             14.49%
Ratio of net expenses to average net assets+                                          1.01%**             0.96%
Ratio of net investment income to average net assets+                                 1.73%**             1.99%
Portfolio turnover rate                                                                  8%**               13%
Net assets, end of period (in thousands)                                        $   14,018          $    8,456
Ratios assuming no waiver of management fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                                        1.01%**             0.96%
  Net investment income                                                               1.73%**             1.99%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 6/30/01 (UNAUDITED)

                                                                              1/3/01 TO
                                                                              6/30/01(a)
Net asset value, beginning of period                                            $10.79
                                                                                ------
Increase (decrease) from investment operations:
  Net investment income                                                         $ 0.01
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                             (1.96)
                                                                                ------
  Net decrease from investment operations                                       $(1.95)
Distributions to shareowners:
  Net income                                                                     (0.15)
  Net realized gain                                                                 --
                                                                                ------
   Net decrease in net asset value                                              $(2.10)
                                                                                ------
Net asset value, end of period                                                  $ 8.69
                                                                                ======
Total return*                                                                   (18.11)%
Ratio of net expenses to average net assets+                                      2.67%
Ratio of net investment income to average net assets+                             0.24%
Portfolio turnover rate                                                             76%
Net assets, end of period (in thousands)                                        $   53
Ratios assuming no waiver of management fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                                    2.94%
  Net investment income (loss)                                                   (0.03)%
Ratios assuming waiver of management fees and assumption of expenses by
  PIM and reduction for fees paid indirectly:
  Net expenses                                                                    2.67%
  Net investment income                                                           0.24%

(a) Class II shares of Pioneer Europe VCT Portfolio were first publicly offered on January 3, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

BALANCE SHEET 6/30/01 (UNAUDITED)

ASSETS:
 Investment in securities, at value (cost $206,565,581)      $ 216,098,057
 Temporary cash investments (at amortized cost)                  4,025,000
 Receivables -
   Fund shares sold                                                  8,766
   Dividends, interest and foreign taxes withheld                  157,761
 Other                                                                 883
                                                             -------------
       Total assets                                          $ 220,290,467
                                                             -------------
LIABILITIES:
 Payables -
   Investment securities purchased                           $   1,005,343
   Fund shares repurchased                                          97,889
 Due to bank                                                         4,467
 Due to affiliates                                                 127,903
 Accrued expenses                                                   28,487
                                                             -------------
       Total liabilities                                     $   1,264,089
                                                             -------------
NET ASSETS:
 Paid-in capital                                             $ 212,147,708
 Accumulated net investment loss                                   (14,097)
 Accumulated net realized loss                                  (2,639,709)
 Net unrealized gain on investments                              9,532,476
                                                             -------------
       Total net assets                                      $ 219,026,378
                                                             -------------

NET ASSET VALUE PER SHARE:
   CLASS I:
   (Unlimited number of shares authorized)
     Net assets                                              $ 213,101,460
     Shares outstanding                                         10,475,606
     Net asset value per share                               $       20.34
                                                             =============
   CLASS II:
   (Unlimited number of shares authorized)
     Net assets                                              $   5,924,918
     Shares outstanding                                            291,634
     Net asset value per share                               $       20.32
                                                             =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

BALANCE SHEET 6/30/01 (UNAUDITED

ASSETS:
 Investment in securities, at value (cost $140,848,785)      $ 175,262,406
 Temporary cash investments (at amortized cost)                  7,796,000
 Receivables -
   Fund shares sold                                                108,713
   Dividends, interest and foreign taxes withheld                  237,794
 Other                                                                 765
                                                             -------------
       Total assets                                          $ 183,405,678
                                                             -------------
LIABILITIES:
 Payables -
   Investment securities purchased                           $      28,131
 Due to bank                                                         3,965
 Due to affiliates                                                 111,687
 Accrued expenses                                                   23,429
                                                             -------------
       Total liabilities                                     $     167,212
                                                             -------------
NET ASSETS:
 Paid-in capital                                             $ 152,867,140
 Accumulated undistributed net investment income                   949,633
 Accumulated net realized loss                                  (4,991,928)
 Net unrealized gain on investments                             34,413,621
                                                             -------------
       Total net assets                                      $ 183,238,466
                                                             -------------

NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
   Net assets                                                $ 169,220,558
   Shares outstanding                                            8,831,365
   Net asset value per share                                 $       19.16
                                                             =============
 CLASS II:
 (Unlimited number of shares authorized)
   Net assets                                                $  14,017,908
   Shares outstanding                                              728,369
   Net asset value per share                                 $       19.25
                                                             =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO

BALANCE SHEETS 6/30/01 (UNAUDITED)

ASSETS:
 Investment in securities, at value (cost $15,031,767)      $ 13,134,297
 Cash                                                          1,356,486
 Foreign cash, at value                                        1,019,087
 Receivables -
   Investment securities sold                                    203,798
   Fund shares sold                                               24,090
   Variation margin                                                3,407
   Dividends, interest and foreign taxes withheld                 30,750
                                                            ------------
       Total assets                                         $ 15,771,915
                                                            ------------
LIABILITIES:
 Payables -
   Investment securities purchased                          $  1,111,387
   Fund shares repurchased                                            14
 Due to affiliates                                                10,048
 Accrued expenses                                                 36,929
 Other                                                             1,722
                                                            ------------
       Total liabilities                                    $  1,160,100
                                                            ------------

NET ASSETS:
 Paid-in capital                                            $ 21,226,990
 Accumulated net investment loss                                (238,246)
 Accumulated undistributed net realized loss                  (4,466,703)
 Net unrealized lease on:
   Investments                                                (1,897,470)
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies            (12,756)
                                                            ------------
       Total net assets                                     $ 14,611,815
                                                            ------------
NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
   Net assets                                               $ 14,559,153
   Shares outstanding                                          1,672,487
   Net asset value per share                                $       8.71
                                                            ============
 CLASS II:
 (Unlimited number of shares authorized)
   Net assets                                               $     52,662
   Shares outstanding                                              6,063
   Net asset value per share                                $       8.69
                                                            ============

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                             SIX MONTHS ENDED
                                                                 6/30/01
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $17,255)         $  1,567,572
   Interest                                                           77,336
                                                                ============
        Total investment income                                 $  1,644,908
                                                                ============

EXPENSES
   Management fees                                              $    705,531
   Transfer agent fees                                                   468
   Distribution fees (Class II)                                        4,614
   Administrative fees                                                16,109
   Custodian fees                                                     25,502
   Professional fees                                                   7,545
   Printing                                                              543
   Fees and expenses of nonaffiliated trustees                         4,398
   Miscellaneous                                                       4,275
                                                                ============
        Total expenses                                          $    768,985
                                                                ============
          Net investment income (loss)                          $    875,923
                                                                ============

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS:
   Net realized lease on:
     Investments                                                $ (2,489,060)
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                    (504)
                                                                ============
                                                                $ (2,489,564)
                                                                ============
   Change in net unrealized gain on investments                 $(10,877,543)
                                                                ============
   Net lease on investments and foreign currency
     transactions                                               $(13,367,107)
                                                                ============
   Net decrease in net assets resulting
     from operations                                            $(12,491,184)
                                                                ============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    6/30/01
INVESTMENT INCOME:
  Dividends                                                       $ 2,449,012
  Interest                                                             87,730
                                                                  -----------
    Total investment income                                       $ 2,536,742
                                                                  -----------

EXPENSES:
  Management fees                                                 $   589,000
  Transfer agent fees                                                     144
  Distribution fees (Class II)                                         15,634
  Administrative fees                                                  25,272
  Custodian fees                                                       26,331
  Professional fees                                                     8,402
  Printing                                                              2,353
  Fees and expenses of nonaffiliated trustees                           4,402
  Miscellaneous                                                         5,121
                                                                  -----------
    Total expenses                                                $   676,659
                                                                  -----------
      Net investment income                                       $ 1,860,083
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized loss on investments                                $(4,728,490)
  Change in net unrealized gain (loss) on investments              (4,756,204)
                                                                  ===========
  Net loss on investments                                         $(9,484,694)
                                                                  ===========
  Net decrease in net assets resulting
    from operations                                               $(7,624,611)
                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    6/30/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $24,791)            $   165,607
  Interest                                                             37,722
                                                                  -----------
    Total investment income                                       $   203,329
                                                                  -----------

EXPENSES:
  Management fees                                                 $    82,832
  Transfer agent fees                                                     468
  Distribution fees (Class II)                                             20
  Administrative fees                                                  15,566
  Custodian fees                                                       29,402
  Professional fees                                                     7,604
  Printing                                                              2,896
  Fees and expenses of nonaffiliated trustees                           3,031
  Miscellaneous                                                         3,784
                                                                  -----------
    Total expenses                                                $   145,603
    Less management fees waived and expenses assumed by
      Pioneer Investment Management, Inc.                             (21,175)
    Less fees paid indirectly                                             (87)
                                                                  -----------
    Net expenses                                                  $   124,341
                                                                  -----------
      Net investment income                                       $    78,988
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                   $(1,535,504)
    Futures and forward foreign currency contracts
      and other assets and liabilities denominated in
      foreign currencies                                                2,891
                                                                  -----------
                                                                  $(1,532,613)
                                                                  -----------

Change in net unrealized gain from:
  Investments                                                     $(2,007,855)
  Futures contracts                                                   (27,065)
  Forward foreign currency futures contracts and other
    assets and liabilities denominated contracts, in
    foreign currencies                                                (14,604)
                                                                  -----------
                                                                  $(2,049,524)
                                                                  -----------
Net loss on investments, futures contracts and foreign
  currency transactions                                           $(3,582,137)
                                                                  ===========
Net decrease in net assets resulting from operations              $(3,503,149)
                                                                  ===========

  The accompanying notes are an integral par t of these financial statements.

PIONEER FUND VCT PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                           ENDED
                                                           6/30/01            YEAR ENDED
                                                         (UNAUDITED)           12/31/00
FROM OPERATIONS:
Net investment income                                   $     875,923       $   1,716,668
Net realized gain (loss) on investments                    (2,489,564)         10,524,507
Change in net unrealized gain (loss)
  on investments and foreign currency transactions        (10,877,543)         (9,894,401)
                                                        -------------       -------------
  Net increase (decrease) in net assets
    resulting from operations                           $ (12,491,184)      $   2,346,774
                                                        -------------       -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                               $    (885,680)      $  (1,696,202)
  Class II                                                    (15,045)             (9,458)
Net realized gain
  Class I                                                 (10,092,778)         (1,229,510)
  Class II                                                   (266,764)             (1,252)
                                                        -------------       -------------
    Total distributions to shareowners                  $ (11,260,267)      $  (2,936,422)
                                                        -------------       -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  17,295,067       $  40,184,192
Reinvestment of distributions                              11,260,265           2,936,422
Cost of shares repurchased                                (10,779,297)        (22,456,508)
                                                        -------------       -------------
  Net increase in net assets
    resulting from fund share transactions              $  17,776,035       $  20,664,106
                                                        =============       =============
  Net increase (decrease) in net assets                 $  (5,975,416)      $  20,074,458

NET ASSETS:
Beginning of period                                       225,001,794         204,927,336
                                                        =============       =============
End of period                                           $ 219,026,378       $ 225,001,794
                                                        =============       =============
Accumulated net investment income (loss),
    end of period                                       $     (14,097)      $      10,705
                                                        =============       =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                 SIX MONTHS
                                                   ENDED
                                                   6/30/01            YEAR ENDED
                                                 (UNAUDITED)           12/31/00
FROM OPERATIONS:
Net investment income                           $   1,860,083       $   4,509,740
Net realized gain (loss) on investments            (4,728,490)          9,709,950
Change in net unrealized gain (loss)
  on investments                                   (4,756,204)          9,311,714
                                                -------------       -------------
  Net increase (decrease) in net assets
    resulting from operations                   $  (7,624,611)      $  23,531,404
                                                -------------       -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                       $  (1,662,575)      $  (4,384,763)
  Class II                                           (107,830)            (89,833)
Net realized gain
  Class I                                          (8,849,467)        (15,066,697)
  Class II                                           (722,539)           (187,560)
                                                -------------       -------------
    Total distributions to shareowners          $ (11,342,411)      $ (19,728,853)
                                                -------------       -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $  12,118,415       $  11,927,576
Reinvestment of distributions                      11,342,406          19,728,856
Cost of shares repurchased                        (11,631,456)        (71,639,851)
                                                -------------       -------------
  Net increase (decrease) in net assets
    resulting from fund share transactions      $  11,829,365       $ (39,983,419)
                                                =============       =============
  Net decrease in net assets                    $  (7,137,657)      $ (36,180,868)

NET ASSETS:
Beginning of period                               190,376,123         226,556,991
                                                =============       =============
End of period                                   $ 183,238,466       $ 190,376,123
                                                =============       =============
Accumulated net investment income,
  end of period                                 $     949,633       $     859,955
                                                =============       =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                       ENDED              YEAR
                                                                                       6/30/01            ENDED
                                                                                     (UNAUDITED)         12/31/00
FROM OPERATIONS:
Net investment income (loss)                                                        $     78,988       $    (62,040)
Net realized loss on investments, futures contracts and foreign currency
  transactions                                                                        (1,532,613)        (2,919,369)
Change in net unrealized gain (loss) on investments, futures contracts and
  foreign currency transactions                                                       (2,049,524)        (2,701,253)
                                                                                    ------------       ------------
  Net decrease in net assets resulting from operations                              $ (3,503,149)      $ (5,682,662)
                                                                                    ------------       ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                                                           $   (236,230)      $    (43,148)
  Class II                                                                                  (832)                --
Net realized gain
  Class I                                                                                     --            (18,572)
                                                                                    ------------       ------------
    Total distributions to shareowners                                              $   (237,062)      $    (61,720)
                                                                                    ------------       ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $ 30,821,682       $ 38,158,236
Reinvestment of distributions                                                            237,062             61,720
Cost of shares repurchased                                                           (31,180,522)       (26,736,458)
                                                                                    ------------       ------------
  Net increase (decrease) in net assets resulting from fund share transactions      $   (121,778)      $ 11,483,498
                                                                                    ------------       ------------
  Net increase (decrease) in net assets                                             $ (3,861,989)      $  5,739,116

NET ASSETS:
  Beginning of period                                                                 18,473,804         12,734,688
                                                                                    ------------       ------------
  End of period                                                                     $ 14,611,815       $ 18,473,804
                                                                                    ------------       ------------
  Accumulated net investment loss, end of period                                    $   (238,246)      $    (80,172)
                                                                                    ------------       ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

Pioneer Emerging Markets VCT Portfolio
  (Emerging Markets Portfolio)
Pioneer Global Financials VCT Portfolio
  (Global Financials Portfolio)
Pioneer Europe VCT Portfolio (Europe Portfolio)
Pioneer International Value VCT Portfolio
  (International Value Portfolio)
Pioneer Small Company VCT Portfolio
  (Small Company Portfolio)
Pioneer Mid-Cap Value VCT Portfolio
  (Mid-Cap Value Portfolio)
Pioneer Growth Shares VCT Portfolio
  (Growth Shares Portfolio)
Pioneer Fund VCT Portfolio (Fund Portfolio)
Pioneer Equity-Income VCT Portfolio
  (Equity-Income Portfolio)
Pioneer Balanced VCT Portfolio (Balanced Portfolio)
Pioneer Strategic Income VCT Portfolio
  (Strategic Income Portfolio)
Pioneer Swiss Franc Bond VCT Portfolio
  (Swiss Franc Bond Portfolio)
Pioneer America Income VCT Portfolio
  (America Income Portfolio)
Pioneer Money Market VCT Portfolio
  (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

Pioneer Global Health Care VCT Portfolio
  (Global Health Care Portfolio)
Pioneer Global Telecoms VCT Portfolio
  (Global Telecoms Portfolio)
Pioneer Europe Select VCT Portfolio
  (Europe Select Portfolio)
Pioneer Science & Technology VCT Portfolio
  (Science & Technology Portfolio)
Pioneer Real Estate Growth VCT Portfolio
  (Real Estate Growth Portfolio)
Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective Fund Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth. Europe Portfolio seeks long-term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.    SECURITY VALUATION

      Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

      Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    FUTURES CONTRACTS

      The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2001, there were no open contracts.

C.    FOREIGN CURRENCY TRANSLATION

      The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.    TAXES

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2000, the Europe Portfolio had a capital loss carryforward of $837,566 which will expire in 2008 if not utilized.

E.    PORTFOLIO SHARES

      The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $645,588 in commissions on the sale of trust shares for the six months ended June 30, 2001. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    REPURCHASE AGREEMENTS

      With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.MANAGEMENT AGREEMENT

PIM manages the Portfolios, and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rates:

                                                  MANAGEMENT FEE AS A PERCENTAGE
                                                   OF EACH PORTFOLIO'S AVERAGE
PORTFOLIO                                                DAILY NET ASSETS
--------------------------------------------------------------------------------
Fund Portfolio                                                 0.65%
Equity-Income Portfolio                                        0.65%
Europe Portfolio                                               1.00%

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 2001, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

PORTFOLIO                                                                AMOUNT
--------------------------------------------------------------------------------
Fund Portfolio                                                          $126,920
Equity-Income Portfolio                                                  107,262
Europe Portfolio                                                          10,040

3.TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. The were no amounts in transfer agent fees payable to PIMSS at June 30, 2001.

4. DISTRIBUTION PLANS

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at June 30, 2001:

PORTFOLIO                                                                 AMOUNT
--------------------------------------------------------------------------------
Fund Portfolio                                                              $983
Equity-Income Portfolio                                                    4,425
Europe Portfolio                                                               8

5.EXPENSE OFFSETS

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the six months ended June 30, 2001, the Portfolios' expenses were reduced under such arrangements as follows:

PORTFOLIO                                                                 AMOUNT
--------------------------------------------------------------------------------
Europe Portfolio                                                           $87

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2001, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                 GROSS             GROSS          NET APPRECIATION/
                               TAX COST       APPRECIATION      DEPRECIATION       (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Fund Portfolio               $210,740,288      $29,279,576      $(19,896,807)        $9,382,769
Equity-Income Portfolio       148,644,785       40,153,453        (5,739,832)        34,413,621
Europe Portfolio               15,118,749          350,868        (2,335,320)        (1,984,452)

7. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than temporary cash investments for the six months ended June 30, 2001, were as follows:

PORTFOLIO                                        PURCHASES              SALES
--------------------------------------------------------------------------------
Fund Portfolio                                  $21,034,891           $8,131,619
Equity-Income Portfolio                           7,163,396            9,644,652
Europe Portfolio                                  5,782,141            6,507,577

8. CAPITAL SHARES

At June 30, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    '01 SHARES       '01 AMOUNT
                                    (UNAUDITED)      (UNAUDITED)       '00 SHARES        '00 AMOUNT
----------------------------------------------------------------------------------------------------
FUND PORTFOLIO
CLASS I:
Shares sold                           613,900       $ 13,517,951        1,624,294       $ 37,128,340
Reinvestment of distributions         541,102         10,978,456          126,135          2,925,712
Shares repurchased                   (476,581)       (10,274,043)        (982,169)       (22,384,105)
                                   -----------------------------------------------------------------
  Net increase                        678,421       $ 14,222,364          768,260       $ 17,669,947
                                   -----------------------------------------------------------------
CLASS II:
Shares sold                           174,036       $  3,777,116          130,465       $  3,055,852
Reinvestment of distributions          13,914            281,809              470             10,710
Shares repurchased                    (24,144)          (505,254)          (3,137)           (72,403)
                                   -----------------------------------------------------------------
  Net increase                        163,836       $  3,553,671          127,798       $  2,994,159
                                   -----------------------------------------------------------------
EQUITY-INCOME PORTFOLIO
CLASS I:
Shares sold                           237,333       $  4,846,525          201,887       $  4,035,740
Reinvestment of distributions         549,173         10,512,041        1,013,981         19,451,459
Shares repurchased                   (505,149)       (10,298,848)      (3,593,530)       (71,244,782)
                                   -----------------------------------------------------------------
  Net increase (decrease)             281,357       $  5,059,718       (2,377,662)      $(47,757,583)
                                   -----------------------------------------------------------------
CLASS II:
Shares sold                           353,807       $  7,271,890          392,360       $  7,891,836
Reinvestment of distributions          43,178            830,365           14,230            277,397
Shares repurchased                    (64,325)        (1,332,608)         (19,428)          (395,069)
                                   -----------------------------------------------------------------
  Net increase                        332,660       $  6,769,647          387,162       $  7,774,164
                                   -----------------------------------------------------------------
EUROPE PORTFOLIO
CLASS I:
Shares sold                         3,193,409       $ 30,745,384
Reinvestment of distributions          27,278            236,230
Shares repurchased                 (3,216,473)       (31,159,899)
                                   -----------------------------
  Net increase                          4,214       $    179,285
                                   -----------------------------
EUROPE PORTFOLIO
CLASS II:
Shares sold                             8,057       $     77,298
Reinvestment of distributions              96                832
Shares repurchased                     (2,090)           (20,623)
                                   -----------------------------
  Net increase                          6,063       $     57,507
                                   -----------------------------

[LOGO] PIONEER
       Investments(R)

PIONEER VARIABLE CONTRACTS TRUST

OFFICERS

JOHN F. COGAN, JR., PRESIDENT
DAVID D. TRIPPLE, EXECUTIVE VICE PRESIDENT
VINCENT NAVE, TREASURER
JOSEPH P. BARRI, SECRETARY

TRUSTEES

JOHN F. COGAN, JR., CHAIRMAN
RICHARD H. EGDAHL, M.D.
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
MARY K. BUSH
MARGARET B. W. GRAHAM
JOHN WINTHROP

INVESTMENT ADVISER

PIONEER INVESTMENT MANAGEMENT, INC.

CUSTODIAN

BROWN BROTHERS HARRIMAN & CO.

LEGAL COUNSEL

HALE AND DORR LLP

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   10510-00-0801